CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT POWER INTEGRATIONS INC. TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.1

AMENDMENT NUMBER TWELVE TO WAFER SUPPLY AGREEMENT

This Amendment Number twelve (the "Amendment"), effective as of February 26, 2024 (the "Amendment Effective Date"), amends the Wafer Supply Agreement effective April 1, 2005, as amended by Amendment Number One effective December 19, 2008, Amendment Number Two effective September 13, 2010, Amendment Number Three effective February 1, 2012, Amendment Number Four effective April 1, 2015, Amendment Number Five effective November 2, 2015, Amendment Number Six effective December 8, 2015, Amendment Number Seven effective October 3, 2016, Amendment Number Eight effective November 8, 2016, Amendment Number Nine effective as of October 1, 2017, Amendment Number Ten effective April 26, 2020 (the "Agreement"'), and Amendment Number Eleven effective September 16, 2022 (the "Agreement"') by and between:

POWER INTEGRATIONS, LTD. d.b.a. POWER INTEGRATIONS INTERNATIONAL,

LTD., a Cayman Islands corporation having a place of business at, P.O. Box 32322, 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman, Cayman Islands ("POWER INTEGRATIONS")

and

SElKO EPSON CORPORATION, a Japanese corporation having a place of business at 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan ("SEIKO EPSON").

RECITALS

WHEREAS, pursuant to the terms of the Agreement, PI grants to SEIKO EPSON licenses of certain of PI INTELLECTUAL PROPERTY for the sole purpose of POWER INTEGRATIONS acquiring from SEIKO EPSON the fabrication and supply of WAFERS of certain power IC products; and

WHEREAS, POWER INTEGRATIONS and SEIKO EPSON desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representatives of SEIKO EPSON and POWER INTEGRATIONS.

Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

1

AGREEMENT

Add the following new Section to Exhibit F.

1.11 POWER INTEGRATIONS will pay SEIKO EPSON an [***] fee of [***] Japanese Yen [***] for modifications to SEIKO EPSON [***] equipment in the [***] of the SEIKO EPSON Facility by the end of [***]. POWER INTEGRATIONS is not obligated to pay Japan consumption tax for these modifications. In consideration for the [***] fee, SEIKO EPSON will [***] of PI [***] from [***] per month to [***] per month no later than [***]. The [***] per month number will include [***], [***], and [***]. The modifications will be PI INTELLECTUAL PROPERTY. Use of the modified equipment is irrevocably and indefinitely not limited to use for POWER INTEGRATIONS only, as long as capacity for PI [***] is not negatively impacted.

Effective as of the Amendment Effective Date, all references in the Agreement to "the Agreement" or "this Agreement" shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date,

SEIKO EPSON CORPORATION

POWER INTEGRATIONS, LTD. d.b.a.

POWER INTEGRATIONS INTERNATIONAL, LTD.

Signature:	/s/ Norimatsu Tsutomu	Signature:	/s/ Sunil Gupta
Name:	Norimatsu Tsutomu	Name:	Sunil Gupta
Title:	Chief Operating Officer	Title:	President
Date:	April 15, 2024	Date:	April 22, 2024